Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports EPS of $0.29 and ROAA of

1.11%

for Q1 2023
MIAMI, FL

– April

27, 2023

– USCB

Financial Holdings,

Inc. (the

“Company”) (NASDAQ:

USCB)
, the

holding company

for
U.S. Century Bank

(the “Bank”), reported

net income of $5.8

million or $0.29 per

diluted share for the

three months ended March

31,
2023, compared with net income of $4.9 million or $0.24 per diluted share, for the same period in 2022.

"The beginning

of 2023

was marked

by significant

events such

as the

sudden failure

of three

banks, prompting

heightened concerns
about the safety and

soundness of the banking industry,

and ongoing discussions of a

potential recession. Despite these

challenges, we
are pleased to announce that the USCB team delivered strong performance in the first quarter of 2023,

reflecting our ability to navigate
this challenging

operating environment

with prudent

consistency.

Our financial

results demonstrate

robust earnings,

driven by

strong
loan

production,

and

disciplined

credit

underwriting

and

risk

management

practices”

said

Luis

de

la

Aguilera,

President

and

Chief
Executive

Officer.

"Our strength

and stability

are reinforced

by our

growing core

customer relationships,

which have

enabled us

to
build a granular deposit base and diversified loan portfolio,

in one of the most vibrant markets in the United States.” Mr. de la Aguilera went on to say,

“ our deposits are derived primarily

from our local customers and communities.

We do

not have any material exposure
to either crypto currencies or investments or to crypto-related business.”
Unless otherwise

stated,

all percentage

comparisons

in

the bullet

points

below

are

calculated

for

the

quarter

ended

March 31,

2023
compared to the quarter ended March 31, 2022 and annualized where appropriate.
Profitability
•
Annualized return

on average

assets for

the quarter

ended March 31,

2023 was

1.11%

compared to

1.03% for

the first

quarter of
2022.

•
Annualized return

on average stockholders’

equity for the

quarter ended March

31, 2023 was

12.85%

compared to 9.75%

for the
first quarter of 2022.

•
The efficiency ratio for the quarter ended March 31, 2023

was 56.32%

compared to 58.88%

for the first quarter of 2022.

•
Net interest margin was 3.22% for both quarters ended March 31, 2023 and 2022.
•
Net

interest

income

before

provision

for

credit

losses

was

$16.0

million

for

the

quarter

ended

March 31,

2023,

an

increase

of
$1.6 million or 11.3% compared to the

first quarter of 2022.
Balance Sheet
•
Total assets were $2.2

billion at March 31, 2023, representing an increase of $196.6 million or 10.0%

from March 31, 2022.
•
Total loans were $1.6

billion at March 31, 2023, representing an increase of $322.0 million or 25.6%

from March 31, 2022.
•
Total deposits were $1.

8

billion at March 31, 2023, representing an increase of $117.2 million or 6.8% from March 31, 2022.
•
Total stockholders’

equity was $183.9 million at March 31, 2023,

representing a decrease of $8.2 million

or 4.3% from March 31,
2022. Total stockholders’ equity includes after-tax unrealized security losses of $42.1 million at March 31, 2023 compared to after-
tax unrealized security losses of $19.5 million at March 31, 2022.
Asset Quality
•
Effective

January

1,

2023,

the

Company

adopted

ASU

2016-13

Current

Expected

Credit

Losses

(“CECL”)

methodology

for
estimating credit losses, which

resulted in an increase to

the allowance for credit losses

of loans of $1.1 million

and an increase to
the reserve for unfunded commitments of $259 thousand.

This one-time cumulative adjustment resulted in an after-tax decrease of
$1.0

million in retained earnings.

•
The allowance for credit losses increased by

$3.8 million to $18.9 million at

March 31, 2023 from $15.1 million at

March 31, 2022.
•
The allowance for credit losses represented 1.20% of total loans at March 31, 2023 and at March 31, 2022.

•
Non-performing loans to total loans was 0.03% at March 31, 2023 compared to 0.00% at March 31, 2022.
Non-interest Income and Non-interest Expense
• Non-interest income was $2.1 million for the three months ended March 31, 2023, an increase of $125 thousand or 6.4% compared to $1.9 million for the same period in 2022.

•
Non-interest expense was

$10.2

million for the

three months

ended March 31, 2023,

an increase

of $564 thousand

or 5.9%

compared
to the same period in 2022.

Capital
•
During the quarter the Company repurchased 500,000 shares

of USCB Financial Holdings Inc at

a weighted average price per

share
of $11.74.

The aggregate purchase price

for these transactions was

approximately $5.9 million,

including transaction costs.

These
repurchases were made through open market pursuant to the Company’s publicly announced repurchase program.

As of March 31,
2023, 250,000 shares remain authorized under this program.
• As of March 31, 2023,
total risk-based capital ratios for the Company and the Bank were 13.20% and 13.12%,

respectively.
•
Tangible

book value

per common

share of

$9.37 was

negatively affected

by $2.14

due to

after tax

unrealized security

losses of
$42.1 million at

March 31, 2023. At

March 31, 2022, tangible

book value of

$9.60 was negatively

affected by $0.97

due to $19.5
million after tax unrealized security losses.
Conference Call and Webcast

The Company

will host

a conference

call on

Friday,

April 28,

2023, at

11:00

a.m. Eastern Time

to discuss

the Company’s

unaudited
financial results for the quarter ended March 31,

2023. To access the conference call, dial (866) 652-5200 (U.S. toll-free)

and ask to join
the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest

community banks

headquartered

in Miami,

and one

of the

largest community

banks in

the State

of Florida.

U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of

financial products

and services

and supports

numerous community

organizations,

including

the Greater

Miami Chamber

of
Commerce, the South

Florida Hispanic Chamber

of Commerce, and

ChamberSouth. For more

information or to

find a banking

center
near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings

release may contain

statements that are

not historical in

nature and are

intended to be,

and are hereby

identified as,

forward-
looking

statements

for

purposes

of

the

safe

harbor

provided

by

Section

21E

of

the

Securities

Exchange

Act

of

1934,

as

amended.
Forward-looking statements are those that are not historical facts. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,”
“contemplate,”

“expect,”

“aim,” “plan,”

“estimate,” “continue,”

and

“intend,”

as well

as other

similar words

and

expressions

of the
future, are intended to

identify forward-looking statements. These forward-looking statements include,

but are not limited

to,

statements
related to

our projected

growth, anticipated

future financial

performance, and

management’s

long-term performance

goals, as

well as
statements relating to the anticipated

effects on results of

operations and financial

condition from expected developments

or events, or
business and growth strategies, including anticipated internal growth and balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;

•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control environment;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative

or

regulatory

changes and

changes

in

accounting

principles,

policies,

practices or

guidelines,

including

the on-going
effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the effects of

our lack of

a diversified loan

portfolio and concentration in

the South Florida

market, including the

risks of geographic,
depositor, and industry concentrations, including

our concentration in loans secured by real estate;
• effects of climate change;
•
the concentration of ownership

of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
• inflation, interest rate, unemployment rate, market and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition and its effect on the pricing of our products and services as well as our margin;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from

expectations. Therefore, you

are cautioned not

to place undue

reliance on any

forward-looking statements. Further,
forward-looking

statements included

in this

earnings release

are made

only as

of the

date hereof,

and we

undertake no

obligation

to
update or revise any forward-looking statement to

reflect events or circumstances after the date on which the statements are made or to
reflect the occurrence of unanticipated events, unless required to do so under the federal securities

laws. You should also review the risk
factors described in the reports the Company filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December 2021, the Bank

filed with the FDIC.
Non-GAAP Financial Measures
This earnings

release includes financial

information determined by

methods other than

in accordance with

generally accepted accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
underlying

performance

trends. Further,

management

uses these

measures

in managing

and

evaluating

the

Company’s

business

and
intends to

refer to

them in

discussions about

our operations

and performance.

Operating performance

measures should

be viewed

in
addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not

necessarily
comparable

to non-GAAP

measures that

may be

presented by

other companies.

Reconciliations of

these non-GAAP

measures to

the
most

directly

comparable

GAAP measures

can

be

found

in

the

‘Non-GAAP

Reconciliation

Tables’

included

in

the

exhibits

to

this
earnings

release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended March 31,
2023 2022
Interest income:
Loans, including fees $ 19,711 $ 12,982
Investment securities 2,286 2,329
Interest-bearing deposits in financial institutions 382 31
Total interest income 22,379 15,342
Interest expense:
Interest-bearing checking 43 16
Savings and money market accounts 4,785 551
Time deposits 1,057 259
FHLB advances and other borrowings 497 137
Total interest expense 6,382 963
Net interest income before provision for credit losses 15,997 14,379
Provision for credit losses 201 -
Net interest income after provision for credit losses 15,796 14,379
Non-interest income:

Service fees 1,205 900
Gain (loss) on sale of securities available for sale, net (21) 21
Gain on sale of loans held for sale, net 347 334
Loan settlement - 161
Other non-interest income 539 529
Total non-interest income 2,070 1,945
Non-interest expense:
Salaries and employee benefits 6,377 5,875
Occupancy 1,299 1,270
Regulatory assessments and fees 224 213
Consulting and legal fees 358 517
Network and information technology services 478 387
Other operating expense 1,440 1,350
Total non-interest expense 10,176 9,612
Net income before income tax expense 7,690 6,712
Income tax expense 1,881 1,858
Net income 5,809 4,854
Per share information:
Net income per common share, basic $ 0.29 $ 0.24
Net income per common share, diluted $ 0.29 $ 0.24
Weighted average shares outstanding:
Common shares, basic 19,855,409 19,994,953
Common shares, diluted 19,940,606 20,109,783

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
Income statement data:
Net interest income $ 15,997 $ 16,866 $ 16,774 $ 15,642 $ 14,379
Provision for credit losses 201 880 910 705 -
Net interest income after provision for credit losses 15,796 15,986 15,864 14,937 14,379
Service fees 1,205 1,093 934 1,083 900
Gain (loss) on sale of securities available for sale, net (21) (1,989) (558) (3) 21
Gain on sale of loans held for sale, net 347 205 330 22 334
Loan settlement - - - - 161
Other income 539 568 1,083 515 529
Total non-interest income 2,070 (123) 1,789 1,617 1,945
Salaries and employee benefits 6,377 6,080 6,075 5,913 5,875
Occupancy 1,299 1,256 1,281 1,251 1,270
Regulatory assessments and fees 224 222 269 226 213
Consulting and legal fees 358 371 604 398 517
Network and information technology services 478 483 488 448 387
Other operating expense 1,440 1,602 1,415 1,315 1,350
Total non-interest expense 10,176 10,014 10,132 9,551 9,612
Net income before income tax expense 7,690 5,849 7,521 7,003 6,712
Income tax expense 1,881 1,415 1,963 1,708 1,858
Net income $ 5,809 $ 4,434 $ 5,558 $ 5,295 $ 4,854
Per share information:
Net income per common share, basic $ 0.29 $ 0.22 $ 0.28 $ 0.26 $ 0.24
Net income per common share, diluted $ 0.29 $ 0.22 $ 0.28 $ 0.26 $ 0.24
Balance sheet data (at period-end):

Cash and cash equivalents $ 63,251 $ 54,168 $ 73,326 $ 83,272 $ 94,113
Securities available-for-sale $ 229,409 $ 230,140 $ 248,571 $ 339,464 $ 392,214
Securities held-to-maturity $ 186,428 $ 188,699 $ 178,865 $ 116,671 $ 122,361
Total securities $ 415,837 $ 418,839 $ 427,436 $ 456,135 $ 514,575
Loans held for investment
(1)
$ 1,580,394 $ 1,507,338 $ 1,431,513 $ 1,372,733 $ 1,258,388
Allowance for credit losses $ (18,887) $ (17,487) $ (16,604) $ (15,786) $ (15,074)
Total assets $ 2,163,821 $ 2,085,834 $ 2,037,453 $ 2,016,086 $ 1,967,252
Non-interest-bearing deposits $ 633,606 $ 629,776 $ 662,808 $ 653,708 $ 656,622
Interest-bearing deposits $ 1,196,856 $ 1,199,505 $ 1,133,834 $ 1,085,012 $ 1,056,672
Total deposits $ 1,830,462 $ 1,829,281 $ 1,796,642 $ 1,738,720 $ 1,713,294
FHLB advances and other borrowings $ 120,000 $ 46,000 $ 26,000 $ 66,000 $ 36,000
Total liabilities $ 1,979,963 $ 1,903,406 $ 1,860,036 $ 1,836,018 $ 1,775,213
Total stockholders' equity $ 183,858 $ 182,428 $ 177,417 $ 180,068 $ 192,039
Capital ratios:
(2)

Leverage ratio 9.36% 9.61% 9.48% 9.43% 9.47%
Common equity tier 1 capital 12.04% 12.53% 12.56% 12.65% 13.35%
Tier 1 risk-based capital 12.04% 12.53% 12.56% 12.65% 13.35%
Total risk-based capital

13.20% 13.65% 13.65% 13.74% 14.49%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's capital ratios

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
Average balance sheet data:
Cash and cash equivalents $ 50,822 $ 61,892 $ 77,887 $ 80,254 $ 99,911
Securities available-for-sale $ 230,336 $ 242,144 $ 331,206 $ 370,933 $ 385,748
Securities held-to-maturity $ 187,826 $ 184,459 $ 116,733 $ 120,130 $ 122,381
Total securities $ 418,162 $ 426,603 $ 447,939 $ 491,063 $ 508,129
Loans held for investment
(1)
$ 1,547,393 $ 1,456,780 $ 1,398,761 $ 1,296,476 $ 1,211,432
Total assets $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484
Interest-bearing deposits $ 1,179,878 $ 1,150,049 $ 1,107,129 $ 1,071,709 $ 1,023,844
Non-interest-bearing deposits $ 664,369 $ 653,820 $ 655,853 $ 644,975 $ 626,400
Total deposits $ 1,844,247 $ 1,803,869 $ 1,762,982 $ 1,716,684 $ 1,650,244
FHLB advances and other borrowings $ 61,600 $ 37,500 $ 43,935 $ 36,330 $ 36,011
Total liabilities $ 1,936,847 $ 1,874,311 $ 1,841,503 $ 1,781,784 $ 1,711,624
Total stockholders' equity $ 183,371 $ 177,556 $ 185,288 $ 186,597 $ 201,860
Performance ratios:
Return on average assets
(2)
1.11% 0.86% 1.09% 1.08% 1.03%
Return on average equity
(2)
12.85% 9.91% 11.90% 11.38% 9.75%
Net interest margin
(2)
3.22% 3.45% 3.47% 3.37% 3.22%
Non-interest income to average assets
(2)
0.40% (0.02)% 0.35% 0.33% 0.41%
Efficiency ratio
(3)
56.32% 59.81% 54.58% 55.34% 58.88%
Loans by type (at period end):
(4)
Residential real estate $ 184,427 $ 185,636 $ 186,551 $ 203,662 $ 204,317
Commercial real estate $ 987,757 $ 970,410 $ 928,531 $ 843,445 $ 782,072
Commercial and industrial $ 160,947 $ 126,984 $ 121,145 $ 131,271 $ 134,832
Foreign banks $ 97,405 $ 93,769 $ 94,450 $ 84,770 $ 63,985
Consumer and other

$ 149,410 $ 130,429 $ 100,845 $ 109,250 $ 73,765
Asset quality data:

Allowance for credit losses to total loans 1.20% 1.16% 1.16% 1.15% 1.20%
Allowance for credit losses to non-performing loans 3,886% - % - % - % - %
Total non-performing loans
(5)
$ 486 $ - $ - $ -

$ -
Non-performing loans to total loans 0.03% - % - % - % - %
Non-performing assets to total assets 0.02% - % - % - % - %
Net charge-offs (recoveries of) to average loans
(2)
(0.01)% (0.00)% 0.03% (0.00)% (0.01)%
Net charge-offs (recovery of) credit losses $ (49) $ (2) $ 91 $ (7) $ (17)
Interest rates and yields:
(2)
Loans 5.17% 4.86% 4.53% 4.35% 4.35%
Investment securities

2.20% 2.13% 1.94% 2.04% 1.85%
Total interest-earning assets 4.51% 4.21% 3.82% 3.60% 3.43%
Deposits 1.29% 0.77% 0.34% 0.21% 0.20%
FHLB advances and other borrowings 3.27% 2.27% 1.63% 1.53% 1.54%
Total interest-bearing liabilities 2.08% 1.25% 0.59% 0.38% 0.37%
Other information:

Full-time equivalent employees 196 191 191 192 190
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there were

no impaired investments or other
real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended March 31,
2023 2022
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,547,393 $ 19,711 5.17% $ 1,211,432 $ 12,982 4.35%
Investment securities
(3)
421,717 2,286 2.20% 510,257 2,329 1.85%
Other interest-earnings assets 43,084 382 3.60% 90,137 31 0.14%
Total interest-earning assets 2,012,194 22,379 4.51% 1,811,826 15,342 3.43%
Non-interest-earning assets 108,024

101,658

Total assets $ 2,120,218 $ 1,913,484
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking $ 58,087 43 0.30% $ 64,436 16 0.10%
Saving and money market deposits 897,061 4,785 2.16% 736,134 551 0.30%
Time deposits 224,730 1,057 1.91% 223,274 259 0.47%
Total interest-bearing deposits 1,179,878 5,885 2.02% 1,023,844 826 0.33%
FHLB advances and other borrowings 61,600 497 3.27% 36,011 137 1.54%
Total interest-bearing liabilities 1,241,478 6,382 2.08% 1,059,855 963 0.37%
Non-interest-bearing demand deposits 664,369

626,400

Other non-interest-bearing liabilities 31,000 25,369
Total

liabilities
1,936,847

1,711,624

Stockholders' equity 183,371 201,860
Total liabilities and stockholders' equity $ 2,120,218

$ 1,913,484

Net interest income $ 15,997 $ 14,379
Net interest spread
(4)
2.43% 3.07%
Net interest margin
(5)
3.22% 3.22%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
Pre-tax pre-provision ("PTPP") income:
Net income $ 5,809 $ 4,434 $ 5,558 $ 5,295 $ 4,854
Plus: Provision for income taxes 1,881 1,415 1,963 1,708 1,858
Plus: Provision for credit losses 201 880 910 705 -
PTPP income $ 7,891 $ 6,729 $ 8,431 $ 7,708 $ 6,712
PTPP return on average assets:

PTPP income $ 7,891 $ 6,729 $ 8,431 $ 7,708 $ 6,712
Average assets $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484
PTPP return on average assets
(1)
1.51% 1.30% 1.65% 1.57% 1.42%

Operating net income:
Net income $ 5,809 $ 4,434 $ 5,558 $ 5,295 $ 4,854
Less: Net gains (losses) on sale of securities (21) (1,989) (558) (3) 21
Less: Tax effect on sale of securities 5 504 141 1 (5)
Operating net income $ 5,825 $ 5,919 $ 5,975 $ 5,297 $ 4,838

Operating PTPP income:
PTPP income $ 7,891 $ 6,729 $ 8,431 $ 7,708 $ 6,712
Less: Net gains (losses) on sale of securities (21) (1,989) (558) (3) 21
Operating PTPP income $ 7,912 $ 8,718 $ 8,989 $ 7,711 $ 6,691
Operating PTPP return on average assets:

Operating PTPP income $ 7,912 $ 8,718 $ 8,989 $ 7,711 $ 6,691
Average assets $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484
Operating PTPP return on average assets
(1)
1.51% 1.69% 1.76% 1.57% 1.42%

Operating return on average assets:
Operating net income $ 5,825 $ 5,919 $ 5,975 $ 5,297 $ 4,838
Average assets $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381 $ 1,913,484
Operating return on average assets
(1)
1.11% 1.14% 1.17% 1.08% 1.03%
Operating return on average equity:
Operating net income $ 5,825 $ 5,919 $ 5,975 $ 5,297 $ 4,838
Average equity $ 183,371 $ 177,556 $ 185,288 $ 186,597 $ 201,860
Operating return on average equity

12.88% 13.23% 12.79% 11.39% 9.72%
Operating Revenue:

Net interest income
$ 15,997

$ 16,866

$ 16,774

$ 15,642

$ 14,379

Non-interest income

2,070 (123) 1,789

1,617

1,945

Less: Net gains (losses) on sale of securities
(21) (1,989) (558) (3) 21

Operating revenue
$ 18,088 $ 18,732 $ 19,121 $ 17,262 $ 16,303
Operating Efficiency Ratio:

Total non-interest expense
$ 10,176

$ 10,014

$ 10,132

$ 9,551

$ 9,612

Operating revenue
$ 18,088 $ 18,732 $ 19,121 $ 17,262 $ 16,303

Operating efficiency ratio
56.26% 53.46% 52.99% 55.33% 58.96%
(1)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 183,858 $ 182,428 $ 177,417 $ 180,068 $ 192,039
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 183,858 $ 182,428 $ 177,417 $ 180,068 $ 192,039
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,622,380 20,000,753 20,000,753 20,000,753 20,000,753
Tangible book value per common share
(2)
$ 9.37 $ 9.12 $ 8.87 $ 9.00 $ 9.60
Operating diluted net income per common share:
(1)
Operating net income $ 5,825 $ 5,919 $ 5,975 $ 5,297 $ 4,838
Total weighted average diluted shares of common stock 19,940,606 20,172,438 20,148,208 20,171,261 20,109,783
Operating diluted net income per common share: $ 0.29 $ 0.29

$

0.30

$

0.26

$

0.24
Tangible Common Equity/Tangible Assets

Tangible stockholders' equity
$ 183,858 $ 182,428 $ 177,417 $ 180,068 $ 192,039

Tangible assets
$ 2,163,821

$

2,085,834

$

2,037,453

$

2,016,086

$

1,967,252
Tangible Common Equity/Tangible Assets 8.50% 8.75% 8.71% 8.93% 9.76%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.